CENTENNIAL MONEY MARKET TRUST
                      Supplement dated April 1, 2000 to the
                        Prospectus dated November 1, 1999



The Portfolio Managers section on page nine of the prospectus is revised as follows:

Portfolio Manager. The portfolio manager of the Fund is Carol E. Wolf.She is the person principally responsible for the day-to-day management of the Fund's portfolio. Ms. Wolf was co-portfolio manager of the Fund from June 15, 1998 until April 1, 2000, when she became the sole portfolio manager. She is a Vice President of the Manager and of the Fund and an officer and portfolio manager of other Oppenheimer funds.























April 1, 2000                                               PS0150.007

                          CENTENNIAL MONEY MARKET TRUST
                         Supplement April 1, 2000 to the
             Statement of Additional Information dated November 1, 1999

The Statement of Additional Information is changed by deleting the biographical information for Arthur J. Zimmer on page 13.

























April 1, 2000                                                       PX0150.005